UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Small-Cap Value Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The rally that took hold late last fall continued in the first half of the year, pushing most major benchmarks to new highs in May before losing some momentum at the end of the period. Small-cap value stocks kept pace with the broad market indexes, although they lagged their growth counterparts somewhat. I’m happy to report that our fund enjoyed a very good gain in this environment, although our focus on higher-quality stocks—generally, those with stronger balance sheets and profit growth—caused us to lag our benchmarks somewhat.

The Small-Cap Value Fund returned 12.08% over the first half of its fiscal year. These returns lagged those of the Lipper Small-Cap Core Funds and Russell 2000 Value Indexes. Nevertheless, the fund remained very favorably ranked among its peers over longer time periods. (As in past reports, we show results for both the small-cap core and small-cap value funds categories, as we think the latter is more reflective of our investment style and objective.) Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 468 of 718, 278 of 647, 202 of 584, and 44 of 345 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

As it has over the past few years, the U.S. economy defied the skeptics by continuing to advance—if only slowly—over the past six months despite a host of challenges both at home and abroad. Fiscal policy weighed on growth early in the year as tax increases took hold and Congress and the administration were unable to agree on a plan to avoid sequestration, a series of automatic spending cuts to discretionary and defense programs. Overseas markets were notably weak, hampering demand for U.S. exports, as much of the eurozone remained mired in recession and many emerging markets slowed markedly. The silver lining of weak global demand was falling prices for oil and other commodities, however, which helped U.S. household budgets. Also, the U.S. housing market continued its rebound, and modest improvement in the labor market helped boost consumer confidence and spending.

While the resilience of the U.S. economy was one factor supporting stock prices, another considerable one was accommodative Federal Reserve policy. Having promised to keep short-term interest rates near 0% for the foreseeable future, the Fed also supported markets by continuing its purchases of long-term Treasuries and agency mortgage-backed securities, which kept long-term rates low as well. Such “quantitative easing” encouraged investors to seek out riskier assets, including stocks. The importance of Fed policy in driving the U.S. equity market was made clear in June, when stocks pulled back sharply following indications that the Federal Reserve might begin “tapering” these asset purchases in the coming months if the economy improves in line with central bank projections.

Small-cap value stocks performed roughly in line with the overall market over the past six months, but they lagged small-cap growth shares somewhat. This pattern was atypical, as large- and mid-cap value shares outperformed their growth counterparts. Within the Russell 2000 Value Index, consumer shares fared best, while energy shares lagged as the price of oil drifted lower and natural gas prices remained under severe pressure from new supply sources.

PORTFOLIO ACTIVITY

As our longtime shareholders know, the fund typically has a significant underweight in the financials sector, which forms a whopping share—currently almost 39%—of our investment universe as defined by the Russell 2000 Value Index. Our positioning is not driven by strategic considerations as much as it is by the conviction that the Russell’s allocation is too large for a diversified portfolio. Nevertheless, our underweight provided a boost over the past six months as financials modestly trailed the overall market. Our goal is to outshine our peers by stock selection rather than sector weightings, however, and I am pleased to report our individual holdings in the financials sector performed much better than the sector as a whole.

We saw particularly good results over the past six months from several banking holdings. A top contributor in the group was Home Bancshares, based in Conway, Arkansas. The bank benefits from an especially adroit CEO, who is using the bank’s extra capital to buy up smaller competitors. Recently, the firm made a more substantial acquisition, which boosted its market share by 40%. Other regional banks, including Silicon Valley’s SVB Financial Group, southern California’s East West Bancorp, and Montana’s Glacier Bancorp, were also top 10 contributors to overall results, as were insurance firms ProAssurance and Markel. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We also had good results in the information technology sector over the past six months, although the phenomenal performance of a single holding, 3-D Systems, deserves the lion’s share of the credit. I have described this holding in some detail in past reports, so I will only add here that the company continues to hit its marks as knowledge grows about the potential of 3-D manufacturing. The stock’s good performance helped compensate for poor results from a few other technology holdings, including Badger Meter, Cyberoptics, and Cabot Microelectronics.

Our significant industrials holdings (approximately 22% of the portfolio) boosted results substantially in the period, but here our top picks did less well. One of the best performers in the segment was Genesee & Wyoming, a regional railroad that has profited from its merger last year with competitor RailAmerica. Conversely, trucker Landstar System endured a pullback after reaching an all-time high in early January.

Consumer discretionary stocks performed very well for the fund as more consumers got back on their feet and the housing market continued to heal. Discount retailer Stein Mart was one of our leading contributors in the area, as was flooring supplier Lumber Liquidators. Our best performer was Dorman Products, a supplier of replacement auto parts, while a notable laggard was M/I Homes, which pulled back after rallying over 500% from the spring of 2009.

I have gone into more detail about relative performance than is usual in these letters because we lagged both of our benchmarks over the period. Our underperformance was not severe, but if I perceived a durable trend that we had missed or another gap to be fixed, I would try to explain it to you and outline how we would set about resolving it. Instead, indicators are that the past six months were somewhat of a “junk rally”—a period when investors favored lower-quality stocks. Indeed, data show that the lowest quintile of stocks in terms of return on equity saw the biggest price gains. We tend to have a higher-quality bias in the portfolio, so we missed some of these gains. Also, thanks to the strong performance and price appreciation of a number of our largest holdings, our portfolio included many companies at the higher end of the small-capitalization range. This did not favor us in an environment when investors sought out the smallest and cheapest stocks. Finally, on a less quantitative level, a number of our largest holdings simply appeared to “take a breather” after a long stretch of good performance.

PURCHASE AND SALE ACTIVITY

The increasing capitalization of a few of the fund’s holdings drove some of our selling in the period, as we harvested gains in companies that were moving into the mid-cap category. We trimmed our positions in two of the strong performers mentioned previously, 3-D Systems and Genesee & Wyoming, as both moved to the upper edge of our investment universe. That noted, it is worth reminding shareholders that our charter does not call for us to liquidate holdings in a stock that has exceeded a certain capitalization target. Rather, we have some flexibility in keeping the portfolio’s capitalization within the range of its benchmarks, which allows us to sell a position when we see the best opportunity. As usual, some of our selling also occurred as the result of the announcement of the takeover of a holding, which has typically provided us a nice profit. Indeed, the pace of acquisitions in the portfolio has picked up sharply in the second quarter of this year, perhaps due to increased confidence about the recovery.

Most of our purchases in the period consisted of additions to existing holdings, although we initiated a scattered number of positions in several sectors. The largest addition was The Jones Group, a designer and seller of women’s clothing and accessories with several strong brands, including Nine West, Easy Spirit, Gloria Vanderbilt, and Jones New York. A notable addition earlier in the period was Horizon North Logistics, which manufactures and leases temporary housing units for energy workers, typically in remote regions of Canada. To help uncover such diverse opportunities, I am fortunate to work with a large staff of internal analysts who are experts in their particular industries.

OUTLOOK

By any measure, the gains over the past six months would put 2013 in the record books as a good year for the stock market—even if investors sit on their hands for the remainder of it. I am also cognizant that, by the end of our period, small-cap stocks had risen by roughly 186% off their lows in the spring of 2009. This has taken stocks from extremely undervalued to reasonably valued, in my opinion. For that reason alone, it makes sense to be more cautious about returns in the second half of the year.

Other factors argue for restraint as well, however. Three major tailwinds drove stocks early in the year: Congress and the administration showed the first hints of compromise over budget matters, the Federal Reserve had recently entered into a new round of monetary stimulus, and the global political and economic environment seemed relatively calm. Recently, each of these tailwinds has weakened, if in fact not become a headwind: A new debt ceiling showdown looms in Washington, the Fed has indicated it may soon ease up on monetary stimulus by tapering asset purchases, and political turmoil has begun to roil the Middle East again in the form of unrest in Egypt.

Nonetheless, I doubt that the market will be blown backward. Corporate profits appear poised to grow somewhat as the year progresses, and stocks remain attractively valued relative to bonds. Weighing these factors, I expect a choppy market in the second half of the year, and probably one that offers more moderate gains than we have seen in recent months.

On the level of our asset class, small-cap stocks do not appear cheap relative to larger shares and may even be a bit expensive based on historical patterns. While small-caps still deserve a place in a diversified portfolio and are a fine place to invest, I would not urge investors to be overweight. Small-cap value shares seem to have some appeal relative to their growth counterparts, however. To some extent, this is due to the prominent role of financials in our asset class. As long-term rates rise, small-cap banks stand to profit as they borrow short-term funds cheaply and lend them at higher rates for a longer period.

Considering all these crosswinds, my advice for the short term is “steady as she goes”—and do not panic if volatility rocks the boat a bit in the coming months. As usual, we will keep our focus on the long-term horizon, and we will view any pullbacks as an opportunity to add to our positions in companies with top-notch managements, competitive strength within their industries, or other advantages that the market overlooks in times of trouble.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 12, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
3-D Systems	2.1%
ProAssurance	1.9
Genesee & Wyoming	1.8
Landstar System	1.5
Raven Industries	1.4
East West Bancorp	1.4
Aaron's	1.4
Markel	1.3
Innospec	1.1
Dorman Products	1.1
Kilroy Realty	1.0
SVB Financial Group	0.9
Wintrust Financial	0.9
Kirby	0.9
Oasis Petroleum	0.9
Home Bancshares	0.9
Carpenter Technology	0.9
Belden	0.8
Ares Capital	0.8
Nordson	0.8
Hibbett Sports	0.8
El Paso Electric	0.8
PriceSmart	0.8
Brunswick	0.7
Clearwater Paper	0.7
Total	27.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 39.17	$ 34.48	$ 36.13	$ 29.48	$ 23.50	$ 35.92
Investment activities						
Net investment income(1)	0.09	0.53	0.17	0.25	0.22	0.20
Net realized and unrealized gain / loss	4.64	5.54	(0.45)	7.18	6.09	(10.58)
Total from investment activities	4.73	6.07	(0.28)	7.43	6.31	(10.38)
Distributions						
Net investment income	–	(0.55)	(0.24)	(0.26)	(0.26)	(0.27)
Net realized gain	–	(0.83)	(1.13)	(0.52)	(0.07)	(1.77)
Total distributions	–	(1.38)	(1.37)	(0.78)	(0.33)	(2.04)
NET ASSET VALUE						
End of period	**$ 43.90**	**$ 39.17**	**$ 34.48**	**$ 36.13**	**$ 29.48**	**$ 23.50**

Ratios/Supplemental Data

Total return(2)	**12.08%**	**17.76%**	**(0.60)%**	**25.25%**	**26.88%**	**(28.61)%**
Ratio of total expenses to average net assets	0.81%(3)	0.82%	0.82%	0.83%	0.87%	0.85%
Ratio of net investment income to average net assets	0.42%(3)	1.40%	0.47%	0.80%	0.87%	0.63%
Portfolio turnover rate	2.3%	4.8%	5.5%	11.7%	7.8%	13.2%
Net assets, end of period (in millions)	$ 7,538	$ 6,743	$ 5,833	$ 5,985	$ 4,807	$ 3,581

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 38.92	$ 34.27	$ 35.92	$ 29.32	$ 23.39	$ 35.74
Investment activities						
Net investment income(1)	0.03	0.42	0.08	0.18	0.16	0.14
Net realized and unrealized gain / loss	4.61	5.52	(0.45)	7.13	6.06	(10.51)
Total from investment activities	4.64	5.94	(0.37)	7.31	6.22	(10.37)
Distributions						
Net investment income	–	(0.46)	(0.15)	(0.19)	(0.22)	(0.21)
Net realized gain	–	(0.83)	(1.13)	(0.52)	(0.07)	(1.77)
Total distributions	–	(1.29)	(1.28)	(0.71)	(0.29)	(1.98)
NET ASSET VALUE						
End of period	**$ 43.56**	**$ 38.92**	**$ 34.27**	**$ 35.92**	**$ 29.32**	**$ 23.39**

Ratios/Supplemental Data

Total return(2)	**11.92%**	**17.48%**	**(0.87)%**	**24.98%**	**26.62%**	**(28.74)%**
Ratio of total expenses to average net assets	1.09%(3)	1.08%	1.08%	1.07%	1.06%	1.02%
Ratio of net investment income to average net assets	0.14%(3)	1.14%	0.21%	0.56%	0.64%	0.43%
Portfolio turnover rate	2.3%	4.8%	5.5%	11.7%	7.8%	13.2%
Net assets, end of period (in millions)	$ 1,222	$ 1,094	$ 993	$ 1,074	$ 790	$ 427

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.7%		
CONSUMER DISCRETIONARY 13.7%		
Auto Components 2.0%		
Dorman Products (1)	2,055,100	93,774
Drew Industries	1,001,400	39,375
Fuel Systems Solutions (2)	362,100	6,478
Modine Manufacturing (2)	1,190,000	12,947
Shiloh Industries (1)	1,100,100	11,485
Strattec Security (1)	296,400	11,074
		175,133
Automobiles 0.5%		
Winnebago (1)(2)	1,972,000	41,392
		41,392
Distributors 0.7%		
Pool	919,000	48,165
Weyco Group (1)	641,300	16,161
		64,326
Diversified Consumer Services 0.7%		
Ascent Capital Group (2)	603,700	47,131
Matthews International, Class A	287,100	10,824
National American University Holdings (1)	1,849,900	6,918
		64,873
Hotels, Restaurants & Leisure 0.6%		
Orient-Express, Class A (2)	2,545,000	30,947
Red Robin Gourmet Burgers (2)	300,784	16,597
		47,544
Household Durables 2.1%		
Cavco Industries (1)(2)	678,700	34,240
CSS Industries (1)	991,200	24,711
Dixie Group (2)	1,093,000	9,072
Ethan Allen Interiors	474,300	13,660

Hooker Furniture (1)	944,400	15,356
iRobot (2)	250,000	9,942
M/I Homes (2)	959,800	22,037
Meritage (2)	1,032,700	44,778
Standard Pacific (2)	960,000	7,997
Stanley Furniture (1)(2)	1,200,000	4,800
		186,593
Leisure Equipment & Products 0.9%		
Black Diamond (2)	1,405,800	13,214
Brunswick	1,996,300	63,782
		76,996
Media 0.4%		
Live Nation Entertainment (2)	455,000	7,053
Saga Communications	533,566	24,496
		31,549
Multiline Retail 0.2%		
Fred's	1,115,945	17,286
		17,286
Specialty Retail 4.6%		
Aaron's (1)	4,365,100	122,266
Christopher & Banks (1)(2)	1,957,200	13,192
Haverty Furniture	1,079,900	24,848
Hibbett Sports (2)	1,227,300	68,115
Lumber Liquidators (2)	418,700	32,604
MarineMax (2)	450,100	5,100
Men's Wearhouse	1,399,300	52,964
Monro Muffler Brake	293,600	14,107
New York & Company (2)	1,582,000	10,046
Pier 1 Imports	1,272,200	29,884
Stein Mart (1)	2,338,600	31,922
		405,048

Textiles, Apparel & Luxury Goods 1.0%		
Culp (1)	886,900	15,423
Fifth & Pacific (2)	806,600	18,020
Quiksilver (2)	595,000	3,832
Steven Madden (2)	319,250	15,445
The Jones Group	1,510,000	20,763
True Religion Apparel	457,594	14,487
		87,970
Total Consumer Discretionary		1,198,710
CONSUMER STAPLES 2.0%		
Beverages 0.3%		
Coca-Cola Bottling	389,400	23,812
		23,812
Food & Staples Retailing 1.1%		
Nash Finch (1)	888,600	19,558
PriceSmart	751,800	65,880
Spartan Stores	414,400	7,642
		93,080
Food Products 0.3%		
J.G. Boswell	31,290	27,003
		27,003
Household Products 0.2%		
Oil-Dri	593,766	16,311
		16,311
Tobacco 0.1%		
Alliance One International (2)	3,534,099	13,429
		13,429
Total Consumer Staples		173,635

ENERGY 4.6%

Energy Equipment & Services 1.7%		
Atwood Oceanics (2)	587,300	30,569
C&J Energy Services (2)	1,285,800	24,906
CARBO Ceramics	298,200	20,108
Global Geophysical Services (2)	1,471,412	6,945
Gulf Island Fabrication	493,700	9,454
Hercules Offshore (2)	1,973,000	13,890
TETRA Technologies (1)(2)	3,929,000	40,312
		146,184
Oil, Gas & Consumable Fuels 2.9%		
Bonanza Creek Energy (2)	355,200	12,595
Clayton Williams Energy (2)	450,000	19,575
Cloud Peak Energy (2)	1,890,000	31,147
Contango Oil & Gas	740,404	24,989
GeoMet (2)	696,978	111
Lone Pine Resources (2)	434,100	143
Northern Oil & Gas (2)	2,935,000	39,153
Oasis Petroleum (2)	2,022,400	78,611
Panhandle Oil & Gas	370,405	10,557
PDC Energy (2)	603,500	31,068
Penn Virginia (2)	200,000	940
Swift Energy (2)	790,000	9,472
		258,361
Total Energy		404,545

FINANCIALS 23.2%

Capital Markets 2.5%		
Ares Capital	4,100,000	70,520
Capital Southwest	107,700	14,844
GFI Group	642,973	2,514

Golub Capital	665,900	11,653
Harvest Capital Credit	160,500	2,422
Hercules Technology Growth	1,421,300	19,813
JMP	990,300	6,576
KCAP Financial	625,600	7,044
Pennantpark Investment	1,627,800	17,987
Piper Jaffray (2)	435,600	13,770
Safeguard Scientifics (1)(2)	1,078,754	17,314
Stifel Financial (2)	895,000	31,925
THL Credit	348,000	5,286
		221,668
Commercial Banks 8.5%		
Bank of Kentucky Financial (1)	470,000	13,367
BBCN Bancorp	654,200	9,303
Bridge Capital (2)	406,241	6,443
Burke & Herbert	7,200	15,624
Cobiz Financial (1)	2,863,900	23,770
Columbia Banking System	1,263,500	30,084
East West Bancorp	4,552,940	125,206
Farmers & Merchants Bank of Long Beach	3,163	15,518
First Southern Bancorp, Acquisition Date: 2/1/10 Acquisition Cost $18,503 (3)(4)	876,915	5,235
Glacier Bancorp	2,371,000	52,612
Home Bancshares (1)	3,025,224	78,565
Independent Bank (2)	96,700	2,940
National Bank Holdings, Class A	640,000	12,608
Preferred Bank (1)(2)	986,600	16,259
Sandy Spring Bancorp	1,040,800	22,502
Signature Bank (2)	649,900	53,955
SVB Financial Group (2)	988,711	82,379
Texas Capital Bancshares (2)	1,350,000	59,886
Washington Trust Bancorp	503,200	14,351
Western Alliance Bancorp (2)	1,908,200	30,207

Wintrust Financial	1,818,200	69,601
		740,415
Diversified Financial Services 0.3%		
Compass Diversified Holdings, Partnership	1,644,000	28,819
		28,819
Insurance 4.6%		
American Safety Insurance Holdings (2)	60,000	1,737
Assured Guaranty	1,258,183	27,755
Employers Holdings	956,900	23,396
Fortegra Financial (2)	908,400	6,241
Markel (2)	219,570	115,702
Meadowbrook Insurance Group	1,568,700	12,597
National Financial Partners (2)	199,800	5,057
National Interstate (1)	1,235,300	36,133
ProAssurance (1)	3,137,500	163,652
State Auto Financial	601,500	10,929
		403,199
Real Estate Investment Trusts 6.8%		
Acadia Realty Trust, REIT	1,574,700	38,879
CBL & Associates Properties, REIT	1,075,000	23,027
Cedar Realty Trust, REIT	1,627,800	8,432
Cousins Properties, REIT	1,307,300	13,204
DiamondRock Hospitality, REIT	391,400	3,648
EastGroup Properties, REIT	464,800	26,154
First Potomac Realty Trust, REIT	2,500,000	32,650
Hatteras Financial, REIT	985,000	24,270
Kilroy Realty, REIT	1,666,700	88,352
Kite Realty Group Trust, REIT (1)	5,629,200	33,944
LaSalle Hotel Properties, REIT	1,878,300	46,394
Pebblebrook Hotel Trust, REIT	800,000	20,680
Potlatch, REIT	1,373,100	55,528
PS Business Parks, REIT	118,400	8,545

Redwood Trust, REIT	3,080,000	52,360
Saul Centers, REIT (1)	1,105,384	49,145
Strategic Hotels & Resorts, REIT (2)	2,165,000	19,182
Terreno Realty, REIT (1)	1,227,400	22,744
Washington Real Estate Investment Trust, REIT	1,089,500	29,319
		596,457
Thrifts & Mortgage Finance 0.5%		
Radian	2,546,600	29,591
United Financial Bancorp	700,000	10,605
		40,196
Total Financials		2,030,754
HEALTH CARE 4.2%		
Biotechnology 0.6%		
Exelixis (2)	1,919,694	8,715
Infinity Pharmaceuticals (2)	564,100	9,167
Lexicon Pharmaceuticals (2)	5,610,000	12,174
Momenta Pharmaceuticals (2)	1,456,742	21,938
		51,994
Health Care Equipment & Supplies 2.0%		
Analogic	510,000	37,143
Atrion (1)	173,600	37,968
Quidel (1)(2)	2,132,700	54,448
Utah Medical Products (1)	191,876	10,419
West Pharmaceutical Services	436,400	30,662
		170,640
Health Care Providers & Services 1.4%		
Capital Senior Living (1)(2)	1,942,500	46,426
Landauer (1)	549,300	26,537
LCA-Vision (2)	789,200	2,383
National Healthcare	459,200	21,950

Triple-S Management, Class B (2)	895,000	19,216
Vanguard Health Systems (2)	342,600	7,105
		123,617
Life Sciences Tools & Services 0.0%		
Strategic Diagnostics (1)(2)	1,614,800	1,454
		1,454
Pharmaceuticals 0.2%		
Cadence Pharmaceuticals (2)	1,229,900	8,388
Optimer Pharmaceuticals (2)	718,180	10,392
		18,780
Total Health Care		366,485
INDUSTRIALS & BUSINESS SERVICES 21.8%		
Aerospace & Defense 0.1%		
American Science Engineering	145,000	8,120
Breeze-Eastern (1)(2)	572,267	5,036
		13,156
Air Freight & Logistics 0.6%		
Hub Group, Class A (2)	1,411,300	51,400
		51,400
Airlines 0.6%		
Alaska Air Group (2)	833,600	43,347
SkyWest	926,700	12,548
		55,895
Building Products 1.7%		
A.O. Smith, Partnership	1,477,800	53,615
Gibraltar Industries (2)	1,479,800	21,546
Insteel Industries (1)	945,000	16,556
Quanex Building Products	969,400	16,325

Universal Forest Products	981,900	39,197
		147,239
Commercial Services & Supplies 2.7%		
Courier (1)	1,000,000	14,280
G & K Services, Class A	741,800	35,310
Horizon North Logistics (CAD)	660,000	3,985
McGrath RentCorp (1)	1,812,300	61,908
Mine Safety Appliances	1,066,100	49,627
US Ecology (1)	957,400	26,271
Waste Connections	1,159,900	47,718
		239,099
Construction & Engineering 1.0%		
Aegion (2)	1,697,900	38,220
Comfort Systems USA	1,570,600	23,433
Pike Electric (1)	1,920,000	23,616
Sterling Construction (2)	132,553	1,201
		86,470
Electrical Equipment 1.1%		
Belden	1,456,400	72,718
Comarco (2)	629,400	120
Encore Wire	135,000	4,603
Franklin Electric	629,800	21,193
		98,634
Industrial Conglomerates 1.4%		
Raven Industries (1)	4,201,400	125,958
Smith Investment (2)(4)	43,100	38
		125,996
Machinery 4.1%		
Astec Industries	597,000	20,471
CIRCOR International	625,602	31,818

Colfax (2)	340,000	17,717
Greenbrier Companies (2)	884,600	21,558
Luxfer Holdings, ADR	863,200	13,682
Lydall (1)(2)	1,614,800	23,576
Middleby (2)	295,500	50,262
Miller Industries	107,159	1,648
Nordson	989,600	68,589
RBC Bearings (2)	545,000	28,313
Sun Hydraulics	1,065,000	33,313
Woodward	1,203,600	48,144
		359,091
Marine 1.4%		
GasLog	632,247	8,093
International Shipholding (1)	491,253	11,461
Kirby (2)	991,500	78,864
Matson	128,200	3,205
Overseas Shipholding Group (2)	955,000	3,963
Teekay Tankers, Class A (1)	4,970,000	13,071
		118,657
Professional Services 1.3%		
Dolan (1)(2)	1,570,000	2,559
FTI Consulting (2)	715,600	23,536
Kforce	1,210,000	17,666
Navigant Consulting (2)	1,398,200	16,779
On Assignment (2)	1,955,800	52,259
		112,799
Road & Rail 4.0%		
Genesee & Wyoming, Class A (2)	1,902,300	161,391
Landstar System (1)	2,559,600	131,819
Patriot Transportation Holding (1)(2)	846,408	25,426
Universal Truckload Services (2)	631,300	15,221
USA Truck (1)(2)	621,780	4,004

Vitran (1)(2)	1,270,000	8,306
		346,167
Trading Companies & Distributors 1.8%		
Applied Industrial Technologies	587,200	28,379
Beacon Roofing Supply (2)	1,563,900	59,241
Essex Rental (1)(2)	2,045,000	8,834
Kaman	1,020,000	35,251
United Rentals (2)	490,000	24,456
		156,161
Total Industrials & Business Services		1,910,764
INFORMATION TECHNOLOGY 11.0%		
Communications Equipment 0.7%		
Harmonic (2)	927,300	5,888
Ixia (2)	1,640,000	30,176
Shoretel (2)	1,910,100	7,698
Sonus Networks (2)	4,403,900	13,256
		57,018
Computers & Peripherals 2.6%		
3-D Systems (2)	4,212,300	184,920
Intevac (2)	1,132,900	6,412
Synaptics (2)	799,100	30,813
Xyratex	734,000	7,384
		229,529
Electronic Equipment, Instruments & Components 3.8%		
Badger Meter	685,000	30,517
Cognex	826,900	37,392
Electro Rent (1)	2,103,700	35,321
Electro Scientific Industries (1)	1,616,493	17,393
Fabrinet (2)	860,000	12,040
Littelfuse	654,600	48,840

Methode Electronics	1,766,500	30,048
MTS Systems	424,200	24,010
Newport (2)	895,500	12,474
Power-One (2)	2,322,411	14,678
Richardson Electronics	342,400	4,020
Synnex (2)	939,400	39,718
Zygo (1)(2)	1,370,000	21,660
		328,111
Internet Software & Services 0.2%		
RealNetworks (2)	790,400	5,975
Saba Software (1)(2)	1,576,900	15,375
		21,350
IT Services 0.3%		
Dynamics Research (2)	63,915	356
Kratos Defense & Security Solutions (1)(2)	3,580,600	23,202
Startek (1)(2)	760,000	3,595
		27,153
Semiconductor & Semiconductor Equipment 2.6%		
Actions Semiconductor, ADR (2)	960,000	2,842
Advanced Energy Industries (2)	1,487,700	25,901
ATMI (2)	760,300	17,981
Brooks Automation	2,176,900	21,181
BTU International (1)(2)	704,700	1,691
Cabot Microelectronics (2)	981,600	32,403
Cohu (1)	1,434,000	17,925
Cyberoptics (1)(2)	793,330	4,609
Entegris (2)	2,150,700	20,195
Kopin (2)	1,849,800	6,863
MaxLinear, Class A (2)	1,068,250	7,478
Microsemi (2)	631,200	14,360
Supertex (1)	682,705	16,323
Teradyne (2)	986,600	17,334

Veeco (2)	682,400	24,171
		231,257
Software 0.8%		
Accelrys (2)	1,051,500	8,832
Callidus Software (2)	1,637,600	10,792
Progress Software (2)	2,168,000	49,886
		69,510
Total Information Technology		963,928
MATERIALS 7.6%		
Chemicals 2.9%		
American Vanguard (1)	1,822,800	42,708
Hawkins (1)	604,563	23,814
Innospec (1)	2,410,100	96,838
KMG Chemicals	445,000	9,390
Minerals Technologies	900,000	37,206
Penford (1)(2)	1,000,600	13,398
Rockwood Holdings	499,100	31,957
		255,311
Construction Materials 0.4%		
Texas Industries (2)	494,700	32,225
		32,225
Containers & Packaging 0.4%		
Boise	317,380	2,710
Myers Industries (1)	1,964,600	29,489
		32,199
Metals & Mining 2.6%		
AMCOL International	912,828	28,928
Carpenter Technology	1,690,700	76,200
Central Fund of Canada, Class A	1,134,500	15,429

Franco-Nevada (CAD)	715,200	25,604
Haynes International	48,900	2,341
North American Palladium (2)	1,894,500	1,876
Petra Diamonds (GBP) (2)	4,000,000	6,978
Platinum Group Metals (CAD) (2)	9,900,000	8,660
Premier Royalty (CAD) (2)(5)	1,000,000	808
Premier Royalty (CAD) (2)	1,925,000	1,556
Royal Gold	440,000	18,515
Sandstorm Gold (CAD) (2)	1,715,000	10,061
Schnitzer Steel, Class A	570,000	13,327
Stillwater Mining (2)	1,176,000	12,630
Synalloy (1)	345,746	5,369
		228,282
Paper & Forest Products 1.3%		
Clearwater Paper (1)(2)	1,286,000	60,519
Deltic Timber (1)	695,200	40,196
Wausau Paper	1,514,300	17,263
		117,978
Total Materials		665,995
TELECOMMUNICATION SERVICES 0.3%		
Diversified Telecommunication Services 0.3%		
Premiere Global Services (2)	2,150,000	25,950
Total Telecommunication Services		25,950
UTILITIES 4.3%		
Electric Utilities 2.4%		
Cleco	1,251,400	58,103
El Paso Electric	1,881,200	66,425
Empire District Electric	404,900	9,033
PNM Resources	1,150,000	25,518

UNS Energy	1,197,173	53,550
		212,629
Gas Utilities 0.9%		
Chesapeake Utilities	225,101	11,590
Southwest Gas	1,333,500	62,395
		73,985
Multi-Utilities 1.0%		
Black Hills	809,300	39,453
NorthWestern	1,294,500	51,651
		91,104
Water Utilities 0.0%		
AquaVenture, Acquisition Date: 12/22/11 Acquisition Cost $102 (2)(3)(4)	49,616	102
Western Water (2)(4)	2,259	—
Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 - 8/24/11, Acquisition Cost $0 (2)(3)(4)	12,766	—
		102
Total Utilities		377,820
Total Common Stocks (Cost $4,387,374)		8,118,586
PREFERRED STOCKS 0.0%		
CONSUMER DISCRETIONARY 0.0%		
Media & Communications 0.0%		
Spanish Broadcasting	2,458	1,794
Total Consumer Discretionary		1,794
FINANCIALS 0.0%		
Real Estate Investment Trust Securities 0.0%		
LaSalle Hotel Properties, REIT	1,303	33

Saul Centers, Series A, REIT (1)	12,000	311
Total Financials		344
Total Preferred Stocks (Cost $2,661)		2,138
CONVERTIBLE PREFERRED STOCKS 0.4%		
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet	253,298	1,886
Total Energy		1,886
FINANCIALS 0.2%		
Commercial Banks 0.2%		
First Southern Bancorp, Acquisition Date: 2/1/10 Acquisition Cost $1,499 (3)(4)	1,499	3,391
Wintrust Financial	9,900	10,806
Total Financials		14,197
HEALTH CARE 0.1%		
Health Care Providers & Services 0.1%		
National Healthcare	812,661	11,946
Total Health Care		11,946
UTILITIES 0.1%		
Water Utilities 0.1%		
AquaVenture, Acquisition Date: 7/16/10 Acquisition Cost $2,957 (2)(3)(4)	1,250,000	2,994
AquaVenture, Series A1, Acquisition Date: 10/25/10 Acquisition Cost $594 (2)(3)(4)	248,079	594
AquaVenture, Series A2, Acquisition Date: 10/25/10 Acquisition Cost $446 (2)(3)(4)	186,060	446

EQUITY MUTUAL FUNDS 0.6%		
iShares Russell 2000 Value, ETF	645,900	55,483
Total Equity Mutual Funds (Cost $31,040)		55,483

SHORT-TERM INVESTMENTS 5.5%		
Money Market Funds 5.5%		
T. Rowe Price Reserve Investment Fund, 0.05% (1)(9)	482,697,382	482,697
Total Short-Term Investments (Cost $482,697)		482,697
Total Investments in Securities		
99.8% of Net Assets (Cost $4,978,538)		**$ 8,743,930**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Affiliated Companies
(2) Non-income producing
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $12,910 and represents 0.1% of net assets.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $11,571 and represents 0.1% of net assets.
(6) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(7) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(8) All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at June 30, 2013, were $68 and were valued at $0 (0.0% of net assets).
(9) Seven-day yield
ADR American Depository Receipts

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/13	Value 12/31/12
3-D Systems	$ 302	$ 4,836	$ —	$ *	$ 191,527
Aaron's	286	130	148	122,266	124,836
American Vanguard	232	42	128	42,708	57,181
Atrion	—	28	195	37,968	34,496
Bank of Kentucky Financial	989	100	149	13,367	10,838
Breeze-Eastern	—	368	—	5,036	4,725
BTU International	—	962	—	1,691	1,581
Capital Senior Living	—	62	—	46,426	36,801
Cavco Industries	521	206	—	34,240	33,797
Christopher & Banks	—	94	—	13,192	10,813
Clearwater Paper	185	65	—	60,519	50,888
Clearwater Paper 7.125%, 11/1/18	—	33	82	2,464	2,540
Cobiz Financial	384	173	170	23,770	21,327
Cohu	1,209	168	165	17,925	14,526
Comarco	—	420	—	*	100
Courier	—	253	420	14,280	11,220
CSS Industries	90	114	297	24,711	21,912
Culp	57	38	62	15,423	13,441
Cyberoptics	106	81	—	4,609	5,845
Deltic Timber	132	165	139	40,196	49,639
Dolan	85	145	—	2,559	5,991
Dorman Products	—	45	—	93,774	73,620
Electro Rent	315	63	839	35,321	32,516
Electro Scientific Industries	1,414	193	248	17,393	14,984

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,978,538)	$ 8,743,930
Cash	17,414
Receivable for shares sold	9,345
Dividends and interest receivable	7,408
Receivable for investment securities sold	1,088
Other assets	116
Total assets	8,779,301
Liabilities	
Payable for shares redeemed	12,401
Investment management fees payable	4,675
Due to affiliates	715
Payable for investment securities purchased	632
Other liabilities	892
Total liabilities	19,315
NET ASSETS	$ 8,759,986
Net Assets Consist of:	
Undistributed net investment income	$ 17,206
Accumulated undistributed net realized gain	172,512
Net unrealized gain	3,765,392
Paid-in capital applicable to 199,758,437 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	4,804,876
NET ASSETS	$ 8,759,986
NET ASSET VALUE PER SHARE	
Investor Class ($7,538,300,956 / 171,715,302 shares outstanding)	$ 43.90
Advisor Class ($1,221,685,284 / 28,043,135 shares outstanding)	$ 43.56

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 16,095	$ 100,832
Net realized gain	195,164	218,820
Change in net unrealized gain / loss	732,188	880,577
Increase in net assets from operations	943,447	1,200,229
Distributions to shareholders		
Net investment income		
Investor Class	–	(92,122)
Advisor Class	–	(12,560)
Net realized gain		
Investor Class	–	(139,018)
Advisor Class	–	(22,663)
Decrease in net assets from distributions	–	(266,363)
Capital share transactions*		
Shares sold		
Investor Class	715,875	921,944
Advisor Class	161,015	269,226
Distributions reinvested		
Investor Class	–	220,223
Advisor Class	–	34,933
Shares redeemed		
Investor Class	(733,233)	(1,037,925)
Advisor Class	(164,411)	(331,024)
Redemption fees received	213	276
Increase (decrease) in net assets from capital share transactions	(20,541)	77,653
Net Assets		
Increase during period	922,906	1,011,519
Beginning of period	7,837,080	6,825,561
End of period	**$ 8,759,986**	**$ 7,837,080**
Undistributed net investment income	17,206	1,111

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and the Small-Cap Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $8,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $67,726,000 of net gain on $105,603,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $69,000 for the six months ended June 30, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance risk by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. At June 30, 2013, the fund’s total unfunded commitments were $68,000.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $182,108,000 and $381,480,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $4,978,946,000. Net unrealized gain aggregated $3,764,984,000 at period-end, of which $4,088,655,000 related to appreciated investments and $323,671,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $794,000 for T. Rowe Price Services, Inc.; and $1,936,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $42,000 of Spectrum Funds’ expenses and $1,085,000 of Retirement Funds’ expenses. Of these amounts, $600,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 15% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio (for both Classes) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013